UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2011

R. G. Barry Corporation
 (Exact name of registrant as specified in its charter)

Ohio	001-08769	31-4362899
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13405 Yarmouth Road N.W., Pickerington, Ohio	43147
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 864-6400

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On March 15, 2011, Barry Holding Co. (“BHC”), a wholly owned subsidiary of R. G. Barry Corporation (the “Company”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with baggallini, Inc., an Oregon corporation (the “Seller”), and its owners.

Pursuant to the Purchase Agreement, BHC will acquire at closing substantially all of the assets of Seller used in connection with Seller’s business of designing, marketing and selling handbags, tote bags, and travel accessories. The assets to be acquired will include accounts receivable, inventory and intellectual property among other assets. As consideration for the assets, BHC will pay the Seller $33,750,000 in cash, in addition to assuming certain specified liabilities of the Seller. The Purchase Agreement also provides for an adjustment to the purchase price post-closing if the working capital of the Seller is less than a specified amount. A portion of the purchase price will be placed in escrow for a period of 18 months to satisfy future indemnification claims under the Purchase Agreement. The Company will pay the purchase price from its cash reserves and from funds borrowed under the term loan facility of the unsecured Credit Agreement with Huntington National Bank dated March 1, 2011. A description of the Credit Agreement was included in Item 1.01 of the Company’s current report on Form 8-K filed on March 2, 2011.

The closing is expected to occur on March 31, 2011.

The Purchase Agreement also contains customary representations, warranties and covenants of the parties, including a noncompetition agreement from the Seller and its owners.

A copy of the Purchase Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a) - (c) Not applicable.

(d) Exhibits.

Exhibit No.    Description

2.1	Asset Purchase Agreement, dated as of March 15, 2011, among Barry Holding Co., baggallini, Inc., Dixie B. Powers, as trustee and individually, and Elizabeth Ann Simmons

99.1	Press Release dated March 16, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R. G. Barry Corporation

Dated: March 18, 2011

By: /s/ José G. Ibarra
José G. Ibarra
Senior Vice President – Finance, Chief Financial Officer

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated March 15, 2011

R. G. Barry Corporation

Exhibit No.    Description

2.1	Asset Purchase Agreement, dated as of March 15, 2011, among Barry Holding Co., baggallini, Inc., Dixie B. Powers, as trustee and individually, and Elizabeth Ann Simmons

99.1	Press Release dated March 16, 2011